EXHIBIT 31.2

EDISON NATION, INC.

CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Brett Vroman, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Edison Nation, Inc. for the fiscal year ended December 31, 2019; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 4, 2020	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer
(Principal Financial and Accounting Officer)